BioSig™ technologies

LD Micro Main Event

December 14th, 2020

NASDAQ: BSGM

Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Who We Are – NASDAQ: BSGM

PURE EP™

SEE MORE, CLEARLY

- EP Tech Market 13.5% CAGR
- Global EP Market Expected to be $12.2 Billion by 2026*
- 31 Patents Issued
- First Customer is #1 Center by Volume in U.S.
- Razor & Blade Business Model
- FDA Approved

Data source: MarketWatch Global Electrophysiology Device Market Could Exceed $12.2 Billion By 2026

Market Opportunity – PURE EP ™

Global EP Procedures Growing Rapidly

Cardiac Ablation Procedures Are Key Hospital Revenue Drivers



Complex Cardiac Ablation:

13.5% Growth Rate

U.S.

3,425

EP labs

OUS:

3,915

EP labs

Total Global Addressable Market

$2.0 Billion

Published by Cardiovascular Rounds, Guggenheim Analyst – Chris Pasquale
Data source: 2018 MD&D report Advisory Board and BioSig Technologies, Inc. estimates.

PURE EP™ System – Customer Installations



Hospital of the University of Pennsylvania


BioSig

Texas Cardiac Arrhythmia Institute

Commercialization – Regions and Centers of Excellence



Mass. General Hospital
Boston, MA
Deborah Heart Center
Browns Mills, NJ
University of Pennsylvania
Philadelphia, PA
Memorial Hospital
South Bend, IN
Overland Park Med. Ctr.
Kansas City, KS
Texas Cardiac Arrhythmia Institute
St David's Medical Center
Austin, TX
Mayo Clinic
Jacksonville, FL
United States
PURE EP
SEE MORE, CLEARLY

Florida
120 EP Programs
240 Labs

Texas
220 EP Programs
440 Labs

Northeast
175 EP Programs
400 Labs

Revenue Potential
$286 Million

Source: Industry data and BioSig Technologies, Inc. estimates.

Business Model


Data
Sets
Modules
Service Agreements
PURE EP™
SEE MORE, CLEARLY

Data source: MarketWatch Global Electrophysiology Device Market Could Exceed $12.2 Billion By 2026

Value Drivers

- Raised $41 million in 2020
- $32 million in cash on the balance sheet and no debt
- Achieved first commercial contract 4Q20
- Expect to triple the customer base in 2021
- CE mark approval / EU entry Q4 2021
- Sequential revenue growth in 2021


BioSig
technologies
PURE EP

Nasdaq: BSGM